SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of report (Date of earliest event reported) March 20, 2006

                           NEWKIRK REALTY TRUST, INC.
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

          Maryland                     1-32662                  20-3164488
----------------------------   ------------------------   ----------------------
(State or Other Jurisdiction   (Commission File Number)        (IRS Employer
    of Incorporation)                                     Identification Number)

                     THE NEWKIRK MASTER LIMITED PARTNERSHIP
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

          Delaware                     0-50268                  11-3636084
----------------------------   ------------------------   ----------------------
(State or Other Jurisdiction   (Commission File Number)        (IRS Employer
    of Incorporation)                                     Identification Number)

7 Bulfinch Place, Suite 500, P.O. Box 9507, Boston, Massachusetts       02114
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                              (Zip Code)

       Registrant's Telephone Number, Including Area Code: (617) 570-4680

        Former Name or Former Address, if Changed Since Last Report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFT|R 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.01. Completion of Acquisition or Disposition of Assets.

      On March 20, 2006, The Newkirk Master Limited Partnership (the "Operating Partnership"), the operating partnership of Newkirk Realty Trust, Inc. (the "Registrant"), acquired a $30,750,000 B Note secured by a 757,000 square foot office building in Dallas, Texas presently net leased to JP Morgan Chase. The loan, which has an initial interest rate of 8.67%, was acquired from Greenwich Capital Financial Products, Inc. for a purchase price of $27,732,309 thereby providing an effective yield to maturity to the Operating Partnership of 10.19%. The loan requires payments of interest only and matures June 6, 2016. It is anticipated that the Operating Partnership will finance approximately 70% of the purchase price through a warehouse line of credit.

ITEM 8.01 Other Events.

      The Registrant issued a press release on March 21, 2006 to report, in addition to the transaction disclosed in Item 2.01 of this Current Report on Form 8-K, the following recently completed transactions:

o The entering into of a ten-year lease extension with Raytheon Company commencing on January 1, 2009 for approximately 345,000 square feet of office space and 63% of the parking structure relating thereto located in El Segundo, California. In connection with the lease extension, the tenant is obligated to pay annual rent of $4,921,000 from January 2009 through December 2013, increasing to $5,267,000 for the period from January 2014 to December 2018. The property owner, which is 53% owned by the Operating Partnership, is required to provide the tenant with $21.5 million in tenant improvement allowances and rent concessions over the next forty months;

o The acquisition of two warehouse/distribution centers comprising 240,000 square feet for a purchase price of $10,550,000. The properties are currently leased on a long-term basis to subsidiaries of Jacobsen Companies, a leading third party warehousing company.

o The acquisition of a $3,308,823 participation interest in a $18,750,000 mezzanine loan and a $11,691,176 participation interest in a $66,500,000 mezzanine loan, both of which are secured by the ownership interests in entities owning fee title to retail stores net leased to Toys R Us. Both participation interests entitle the Operating Partnership to payments at rate of LIBOR plus 175 basis points and the underlying mezzanine loans mature on August 9, 2007, subject to three one year extensions. It is anticipated that the Operating Partnership will finance approximately 70% of the purchase price through a warehouse line of credit.

A copy of the press release is attached hereto as Exhibit 99.1.

      In addition, the Registrant announced on March 17, 2006, that it had declared a quarterly cash dividend of $0.40 per share, payable on April 14, 2006 to shareholders of record on March 31, 2006. A copy of the press release is attached hereto as Exhibit 99.2.

Item 9.01. Financial Statements and Exhibits

      (c) Exhibits

          99.1     Press Release dated March 21, 2006

          99.2     Press Release dated March 17, 2006.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on this 22nd day of March, 2006.

                                          NEWKIRK REALTY TRUST, INC.


                                          By: /s/ Peter Braverman
                                              ----------------------------------
                                              Peter Braverman
                                              President

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on this 22nd day of March, 2006.

                                          THE NEWKIRK MASTER LIMITED PARTNERSHIP

                                          By: Newkirk Realty Trust, Inc.


                                              By: /s/ Peter Braverman
                                                  ------------------------------
                                                  Peter Braverman
                                                  President